Cadence Resources Corporation
Oil & Gas Development



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Cautionary Statement

This presentation includes certain estimates, projections and "forward looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended that have been provided by the Company with respect to its anticipated future performance. Such forward looking statements reflect various assumptions by the Company concerning anticipated results, which assumptions may or may not prove to be correct. No representations are made as to the accuracy of such statements, estimates or projections. These forward-looking statements are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. While these statements are made to convey the Company's progress, business opportunities and growth prospects, such forward-looking statements represent management's opinion. Whereas management believes such representations to be true and accurate based on information and data available to the Company at this time, actual results may differ materially from those described. The Company's operations and business prospects are always subject to risk and uncertainties.

Cadence Resources Corporation
Business Plan

- Develop domestic U.S. oil and natural gas wells
  - ✓ Anticipating increasing demand for energy
  - ✓ In proven production areas
  - ✓ In areas with existing pipeline and service infrastructure
- Lease and develop properties in manageable phases
  - ✓ Natural gas wells – Northwest Louisiana
  - ✓ Oil wells – North Central Texas
  - ✓ Other Projects – Kansas, South Texas, Louisiana
- Experienced geological team
  - ✓ proven records of discovering & developing oil & gas
  - ✓ > 100 years experience in regions of interest

Background Information

- Capital Structure
  - ✓ 12.6 M shares issued and outstanding
  - ✓ 13.8 M shares fully diluted

  Incorporated: State of Utah in 1968
- Symbol: CDNR on the OTC-BB
- Have applied for more senior exchange listing
- Recent Price: $3.80
- Staff is held to a core group
  - ✓ Howard Crosby: President
  - ✓ Lucius Geer: Chief Consulting Geologist (50 years oil experience)
  - ✓ John Ryan: Vice President & CFO
  - ✓ Douglas Newby: Vice President
  - ✓ Contract out drilling, completion and well operations

Louisiana Natural Gas Development

- Company leased land
  - ✓ De Soto Parish, LA
  - ✓ 6 Sections covering about 5,000 acres
  - ✓ Project is a joint venture with Bridas Energy USA
  - ✓ Cadence has a net 39% working interest in the project
  - ✓ Drilled seven wells successfully
  - ✓ Will drill at a rate of one per month through 1st quarter of 2004 and then likely increase rate to two per month
- Target formations – deep gas-bearing sand formations
  - ✓ Hosston & Cotton Valley sands
  - ✓ 6,000 – 10,300 feet deep
- 45-50 commercial wells projected on current acreage

Natural Gas Exploration& Development



De Soto Parish
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Latitude (degrees)
-94
-93
-92
-91
-90
-89
Longitude (degrees)

Recent Natural Gas Production History of De Soto Parish, LA

- ✓ De Soto Parish has a long history as both an oil and natural gas area
- ✓ The major fields in the area are known as the Holly and Bethany-Longstreet
- ✓ The drilling history of the Holly field since 1996 when Sonat/El Paso consolidated the field has been 77 wells drilled with no dry holes and no completion failures
- ✓ The drilling history of the Bethany-Longstreet field since 1996 when Sonat/El Paso consolidated the field has been 42 wells drilled with no dry holes and no completion failures
- ✓ Average initial rates of production from the Sonat/Holly and Sonat/Bethany wells has been 4,907 mcf/day and 5,068 mcf/day respectively

Louisiana Natural Gas Development

- Financial Projections
  - ✓ Drilling costs: $500,000 - $600,000 / well
  - ✓ Completion costs: $500,000 average / well
  - ✓ Revenues over 3 years > $2,300,000 / well
  - ✓ Lifetime Revenues > $5,000,000/well
  - ✓ Gross margins > 80%
  - ✓ Life-time ROI / well: 250 – 300%

Louisiana Natural Gas Development



Projected Cadencee Share of Production
(mcf per day)
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
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Oct-03
Nov-03
Dec-03
Jan-04
Feb-04
Mar-04
Apr-04
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Sep-05

Texas Oil Development

- Company has leases in prolific Red River Arch Area
  - ✓On Waggoner Ranch, Wilbarger County, Texas
  - ✓ Lease A – 640 acres
  - ✓ Lease B – 760 acres
  - ✓ Lease C – 1000 acres (joint venture w/ Ranch)
- Target formations – pinnacle reefs & blanket sands
  - ✓ 2,400 – 4,000 ft deep
  - ✓ New acreage targeting Milham sands optioned
- Five wells currently in production
  - ✓4-5 development well "step-outs" to be drilled targeting the 2nd Milham sand in the next eight months
  - ✓Reworked 1A well is now producing at higher rates
  - ✓Cadence has production to its interest of about 100 bbl/day

Oil Exploration & Development


Wilbarger County
Latitude (degrees)
Longitude (degrees)
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Oil Drilling Forecast

- Financial Projections (at $25/bbl oil)
  - ✓ Drilling costs: ~$50,000 - $90,000 / well
  - ✓ Completion costs: ~$60,000 / well
  - ✓ Revenues/well over 3 years: $400,000 - $500,000
  - ✓ Gross margins > 80%
  - ✓ Life-time ROI / well: 300% – 400%
  - ✓ Predicted drilling success rate of 75%
- Revenue potential from 30 wells:
  - ✓ $20M - $25M
  - ✓ Over 10 years

Other Projects

Kansas

- Have leased more than 18,000 acres in Kansas in the Anadarko basin which is prospective for oil.
- Plans are to conduct a 3-D seismic program on this acreage prior to drilling.

Texas Gulf Coast

- Have leased acreage covering salt dome prospect in the Texas Gulf Coast.
- Plans are to conduct a 3-D seismic program on this acreage prior to drilling.

Louisiana

- The Company is evaluating additional acreage which we believe has Hosston and Cotton Valley potential.
- Upon our completion of our evaluation, we may begin a land leasing program to acquire more lands prospective for natural gas.

Financial Summary
Balance Sheet

	Quarter Dec-03	Year Sep-03
Assets		
Current assets		
Cash	754,133	3,619,345
Receivables	394,427	101,168
Other current assets	36,350	6,350
Total	1,184,910	3,726,863
Oil and gas properties	3,686,158	2,113,794
Other assets	542,932	641,420
TOTAL ASSETS	5,414,000	6,482,077
Liabilities		
Current liabilities	899,077	1,774,467
Preferred stock	59,925	59,925
Stockholders' equity	4,454,998	4,647,685
TOTAL LIABILITIES & EQUITY	5,414,000	6,482,077

Financial Summary
Income Statement

	Quarter Dec-03	Quarter Dec-02	Year Sep-03
Revenues			
Oil and gas sales	585,495	33,376	337,355
Sale of drilling and production rights	-	-	50,000
	585,495	33,376	387,355
General and administrative expenses	972,690	232,971	2,030,149
Operating Loss	(387,195)	(199,595)	(1,642,794)
Other income (expenses)	1,799	(44,091)	(314,761)
Loss from continuing operations	(385,396)	(243,686)	(1,957,555)
Unrealized gain (loss) on investments	(107,293)	8,677	29,297
Net income (loss)	(492,689)	(235,009)	(1,928,258)
Net income (loss) per share	(0.04)	(0.03)	(0.21)
Weighted average shares oustanding	12,602,175	8,411,936	9,348,374

World Conventional Crude Oil Production

- Many Major Studies Reveal Peaking Oil Production
  - ✓ U.S. oil production peaked:1971
    - U.S. oil imports > 50%
    - U.S. consumption ~ 17 Mb/d
    - U.S. production ~ 5.6 Mb/d and dropping
  - ✓ North America peaked: 1985
  - ✓ North Sea peaked: 1999
  - ✓ Russia will peak by 2010
- World annual production passed annual new discoveries in 1981- now at about 4:1 ratio
  - ✓ 5 OPEC nations dominate world reserves
  - ✓ World peak production forecast: 70-80 Mb/d

World Crude Oil Production Forecast


World Conventional Crude Oil Production and Forecast
For an Ultimate Production volume of 2,150 Bb
World to date: 880 Gb
2001 – end : 1320 Gb
OPEC 350 Gb
2001 – end: 750 Gb
NOPEC 530 Gb
2001 – end: 520 Gb
Daily Production (Mb/d)
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U.S. Crude Oil Production Forecast



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History
Projections
Mb/d
Lower 48 offshore
Lower 48 conventional
Lower 48 enhanced oil recovery
1970
1980
1990
2000
2010
2020

EIA Annual Energy Outlook 2002

U.S. Crude Oil Net Imports Forecast


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History
Projections
High Growth
Reference
Low Growth
Consumption
Net Imports
High Oil Price
Reference
Low Oil Price
Domestic Supply
Mb/d
1970
1980
1990
2000
2010
2020

EIA Annual Energy Outlook 2002

Natural Gas Production Overview

- North American natural gas consumption rapidly increasing
  - ✓ 26 TCF / year currently
  - ✓ Will exceed 30 TCF /year by 2010
  - ✓ Largest drawdown in US history winter of 2002-03
- Major traditional fields are depleting faster than new reserves can be developed
  - ✓ Gulf Coast & Offshore
  - ✓ Western Canada
  - ✓ Rocky Mountains
- Imports from Canada and LNG will have to fill the supply
  - ✓ LNG requires major immediate capital investments to have a significant impact this decade.

U.S. Natural Gas Production – TCF / year


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History
Projections
Rapid Technology
Reference
Slow Technology

EIA Annual Energy Outlook 2002

U.S. Natural Gas Imports – TCF / year



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History
Projections
Canada
LNG
Mexico
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1980
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2000
2010
2020

EIA Annual Energy Outlook 2002

U.S. Natural Gas Consumption, Production, and Imports, 1970 - 2020 (trillion cubic feet)



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1970
1980
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History
Projections
Consumption
Net Imports
Production

www.eia.doe.gov

Why Own Cadence?

- Fast Growing
- Excellent Exposure to New Discoveries
- Excellent Geographic Diversity
- Excellent Commodity Diversity
- Experienced Geological and Financial Teams
- Highly Supportive Shareholder Base
- Expect further Institutional Interest once on a more Senior Exchange